Computational Materials for

RASC Series 2005-KS9 Trust

RASC 2005-KS9 $500MM – Collateral Characteristics (Silent Seconds)

Summary Report

Principal Balance	$112,740,253
Number of Mortgage Loans	735

Average Current Principal Balance	$153,388

Weighted Average	Minimum	Maximum
Original Loan-to-Value Ratio	79.82%	43.00%	100.00%
Mortgage Rate	7.12%	5.25%	13.38%
Net Mortgage Rate	6.67%	4.83%	12.83%
Note Margin	5.77%	2.50%	8.54%
Maximum Mortgage Rate	13.42%	11.35%	16.65%
Minimum Mortgage Rate	6.68%	4.25%	10.40%
Next Rate Adj. (mos)	24	19	37
Remaining Term to Maturity (mos)	358	159	360
Credit Score	626	539	723

Lien Position	% of Loan Group	Loan Purpose	% of Loan Group
1st Lien	99.51%	Equity Refinance	15.05%
Purchase	81.36%
Occupancy	% of Loan Group	Rate/Term Refinance	3.59%
Primary Residence	99.08%
Second/Vacation	0.92%	Property Type	% of Loan Group
Single-family Detached	70.75%
Attached PUD	7.97%
Documentation	% of Loan Group	Detached Pud	12.48%
Full Documentation	55.18%	Condo under 5 Stories	4.04%
Reduced Documentation	44.82%	Mid Rise Condo	0.31%
Manufactured Home	0.07%
Servicing	% of Loan Group	2-4 Units	2.87%
Homecomings	100.00%	Townhouse / Rowhouse	1.51%

Product Type	% of Loan Group
ARM	92.96%
Fixed	7.04%	Percent of Pool
with Prepayment Penalty	79.76%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

1

Computational Materials for

RASC Series 2005-KS9 Trust

Credit Score Distribution of the Silent Second Loans

				Average	Weighted
Range of	Number of	Current Principal	% of Current Principal	Current Principal	Average Original
Credit Scores	Loans	Balance	Balance	Balance	LTV
520 to 539	1	$80,733	0.07	$80,733%
540 to 559	4	513,451	0.46	128,363	85.38
560 to 579	13	1,591,541	1.41	122,426	82.05
580 to 599	131	16,697,423	14.81	127,461	79.87
600 to 619	214	31,081,740	27.57	145,242	79.33
620 to 639	164	25,871,228	22.95	157,751	79.72
640 to 659	124	22,259,634	19.74	179,513	80.03
660 to 679	58	10,582,821	9.39	182,462	80.36
680 to 699	17	2,754,072	2.44	162,004	80.00
700 to 719	8	1,210,110	1.07	151,264	81.23
720 to 739	1	97,500	0.09	97,500	80.00
Total	735	$112,740,253	100.00	$153,388	79.82%

Original Mortgage Loan Principal Balances of the Silent Second Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	162	$13,113,779	11.63%	$80,949	611	81.14%
100,001 to 200,000	432	59,639,380	52.90	138,054	624	80.06
200,001 to 300,000	98	23,531,882	20.87	240,121	637	79.47
300,001 to 400,000	33	11,423,481	10.13	346,166	630	79.64
400,001 to 500,000	7	3,241,062	2.87	463,009	639	79.54
500,001 to 600,000	2	1,090,668	0.97	545,334	647	80.00
600,001 to 700,000	1	700,000	0.62	700,000	612	51.00
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

2

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgage Rates of the Silent Second Loans

				Weighted	Weighted
		% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.000 to 5.499	4	$999,725	0.89%	$249,931	646	79.78%
5.500 to 5.999	37	7,119,746	6.32	192,426	633	79.75
6.000 to 6.499	83	15,228,256	13.51	183,473	636	79.97
6.500 to 6.999	172	28,816,185	25.56	167,536	631	79.94
7.000 to 7.499	153	24,238,415	21.50	158,421	627	78.97
7.500 to 7.999	141	20,786,897	18.44	147,425	619	79.63
8.000 to 8.499	83	9,879,625	8.76	119,032	613	80.20
8.500 to 8.999	35	4,049,532	3.59	115,701	615	80.37
9.000 to 9.499	3	398,572	0.35	132,857	622	81.78
9.500 to 9.999	12	744,631	0.66	62,053	605	90.84
10.000 to 10.499	2	157,917	0.14	78,958	565	90.00
10.500 to 10.999	5	215,453	0.19	43,091	626	85.01
11.500 to 11.999	2	32,919	0.03	16,459	613	100.00
12.500 to 12.999	1	29,780	0.03	29,780	598	100.00
13.000 to 13.499	2	42,600	0.04	21,300	589	100.00
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

Net Mortgage Rates of the Silent Second Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.500 to 4.999	4	$999,725	0.89%	$249,931	646	79.78%
5.000 to 5.499	29	5,539,430	4.91	191,015	633	79.68
5.500 to 5.999	89	16,743,387	14.85	188,128	633	79.98
6.000 to 6.499	160	26,103,529	23.15	163,147	631	79.94
6.500 to 6.999	168	26,693,689	23.68	158,891	627	79.23
7.000 to 7.499	140	20,481,939	18.17	146,300	620	79.42
7.500 to 7.999	86	10,832,623	9.61	125,961	616	80.15
8.000 to 8.499	31	3,638,460	3.23	117,370	617	80.47
8.500 to 8.999	6	690,473	0.61	115,079	610	82.59
9.000 to 9.499	11	619,330	0.55	56,303	609	92.60
9.500 to 9.999	3	177,427	0.16	59,142	566	77.46
10.000 to 10.499	3	114,943	0.10	38,314	680	100.00
10.500 to 10.999	2	32,919	0.03	16,459	613	100.00
12.000 to 12.499	1	29,780	0.03	29,780	598	100.00
12.500 to 12.999	2	42,600	0.04	21,300	589	100.00
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

3

Computational Materials for

RASC Series 2005-KS9 Trust

Original Loan-to-Value Ratios of the Silent Second Loans

				Average	Weighted
		Current	% of Current	Current	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	1	$203,800	0.18%	$203,800	591
50.01 to 55.00	1	700,000	0.62	700,000	612
55.01 to 60.00	1	80,733	0.07	80,733	539
60.01 to 65.00	1	237,349	0.21	237,349	568
65.01 to 70.00	1	376,000	0.33	376,000	637
70.01 to 75.00	7	942,989	0.84	134,713	618
75.01 to 80.00	688	107,663,349	95.50	156,487	628
80.01 to 85.00	5	545,019	0.48	109,004	586
85.01 to 90.00	15	1,463,987	1.30	97,599	578
90.01 to 95.00	1	22,413	0.02	22,413	648
95.01 to 100.00	14	504,616	0.45	36,044	653
Total	735	$112,740,253	100.00%	$153,388	626

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

4

Computational Materials for

RASC Series 2005-KS9 Trust

Geographical Distribution of Mortgaged Properties of the Silent Second Loans

		Current	% of Current	Avg. Current	Wtd. Avg.	Wtd. Avg.
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
AL	26	$3,451,475	3.06%	$132,749	614	80.99%
AR	2	288,000	0.26	144,000	658	80.00
AZ	31	4,765,736	4.23	153,733	638	79.90
CA	29	7,630,318	6.77	263,114	639	80.30
CO	22	4,070,905	3.61	185,041	632	79.61
CT	12	2,685,512	2.38	223,793	648	80.00
DE	3	495,960	0.44	165,320	671	81.20
FL	51	8,413,164	7.46	164,964	626	80.11
GA	75	10,107,721	8.97	134,770	616	80.00
HI	1	223,777	0.20	223,777	679	80.00
IA	1	104,800	0.09	104,800	604	80.00
ID	1	120,500	0.11	120,500	651	80.00
IL	24	3,483,822	3.09	145,159	624	79.87
IN	8	710,223	0.63	88,778	618	80.65
KS	1	294,400	0.26	294,400	655	80.00
KY	8	780,701	0.69	97,588	608	79.45
LA	7	946,564	0.84	135,223	626	80.00
MA	16	3,035,471	2.69	189,717	625	77.18
MD	9	1,928,066	1.71	214,230	630	80.65
ME	1	520,000	0.46	520,000	666	80.00
MI	43	6,016,035	5.34	139,908	625	80.15
MN	20	2,931,769	2.60	146,588	627	80.07
MO	23	2,661,024	2.36	115,697	606	80.06
MS	6	880,016	0.78	146,669	615	80.00
NC	19	2,327,105	2.06	122,479	607	80.52
NH	5	800,298	0.71	160,060	605	80.00
NJ	5	1,195,373	1.06	239,075	611	76.82
NM	2	363,724	0.32	181,862	653	80.00
NV	11	2,709,009	2.40	246,274	631	78.47
NY	6	1,489,783	1.32	248,297	641	81.00
OH	24	2,768,201	2.46	115,342	625	79.93
OK	8	957,977	0.85	119,747	606	79.66
OR	5	839,739	0.74	167,948	670	80.00
PA	17	2,061,512	1.83	121,265	633	80.83
RI	1	192,800	0.17	192,800	643	80.00
SC	9	1,811,651	1.61	201,295	603	69.84
TN	44	5,244,841	4.65	119,201	621	79.96
TX	112	14,412,236	12.78	128,681	620	80.31
UT	7	1,092,561	0.97	156,080	624	81.25
VA	24	5,629,859	4.99	234,577	644	79.73
WA	8	1,374,965	1.22	171,871	653	80.00
WI	7	830,724	0.74	118,675	609	79.72
WV	1	91,933	0.08	91,933	594	80.00
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

5

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgage Loan Purpose of the Silent Second Loans

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	98	$16,970,498	15.05%	$173,168	623	79.38%
Purchase	610	91,722,273	81.36	150,364	627	79.99
Rate/Term Refinance	27	4,047,482	3.59	149,907	627	78.00
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

Occupancy Type of the Silent Second Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	733	$111,705,053	99.08%	$152,394	627	80.00%
Second/Vacation	2	1,035,200	0.92	517,600	606	60.39
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

6

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgaged Property Types of the Silent Second Loans

			Average	Weighted	Weighted
	Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Single Family (detached)	543	$79,761,138	70.75%	$146,890	626	80.04%
Detached PUD	75	14,069,165	12.48	187,589	629	80.15
Attached PUD	60	8,983,196	7.97	149,720	619	77.83
Condo under 5 stories	28	4,554,924	4.04	162,676	635	80.38
2 - 4 Units	15	3,238,968	2.87	215,931	631	77.89
Townhouse/rowhouse	11	1,704,238	1.51	154,931	619	80.73
Mid Rise Condo	2	347,892	0.31	173,946	641	80.00
Manufactured Home	1	80,733	0.07	80,733	539	60.00
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

Mortgage Loan Documentation Types of the Silent Second Loans

					Weighted	Weighted
		Current		Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	430	$62,205,350	55.18%	$144,664	618	79.70%
Reduced Documentation	305	50,534,904	44.82	165,688	637	79.98
Total:	735	$112,740,253	100.00%	$153,388	626	79.82%

Prepayment Penalty Terms of the Silent Second Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	149	$22,819,067	20.24%	$153,148	624	79.95%
Other	1	211,785	0.19	211,785	582	80.00
12	26	5,369,246	4.76	206,509	637	80.09
24	442	67,052,570	59.48	151,703	624	79.73
36	117	17,287,585	15.33	147,757	637	79.93
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

(1) Other means not None, 12, 24, or 36 months.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

7

Computational Materials for

RASC Series 2005-KS9 Trust

Credit Grade of the Silent Second Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Credit Grade	Loans	Balance	Balance	Balance	Score	LTV
A4	540	$86,502,618	76.73%	$160,190	633	79.99%
AM	95	11,590,533	10.28	122,006	596	79.68
AX	73	10,614,038	9.41	145,398	614	80.55
B	16	2,614,561	2.32	163,410	597	74.12
C	10	1,337,770	1.19	133,777	604	76.84
CM	1	80,733	0.07	80,733	539	60.00
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

Interest Only Term of the Silent Second Loans

% of	Average	Weighted	Weighted
Current	Current	Current	Average	Average
Interest Only	Number of	Principal	Principal	Principal	Credit	Original
Term	Loans	Balance	Balance	Balance	Score	LTV
None	582	$83,619,698	74.17%	$143,676	624	80.10%
24	5	770,404	0.68	154,081	643	79.79
60	147	27,966,151	24.81	190,246	633	79.00
120	1	384,000	0.34	384,000	643	80.00
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

8

Computational Materials for

RASC Series 2005-KS9 Trust

Note Margin of the Silent Second Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Note Margins (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	64	$7,940,497	7.04%	$124,070	644	80.89%
2.500 to 2.999	2	352,800	0.31	176,400	625	80.00
3.000 to 3.499	8	1,970,690	1.75	246,336	637	80.00
3.500 to 3.999	19	3,071,440	2.72	161,655	629	80.00
4.000 to 4.499	35	5,790,004	5.14	165,429	627	79.96
4.500 to 4.999	51	9,349,081	8.29	183,315	629	80.23
5.000 to 5.499	91	16,515,399	14.65	181,488	637	79.87
5.500 to 5.999	146	22,763,804	20.19	155,916	628	79.77
6.000 to 6.499	122	18,785,143	16.66	153,977	622	78.65
6.500 to 6.999	109	15,855,284	14.06	145,461	616	79.78
7.000 to 7.499	53	6,523,035	5.79	123,076	614	80.11
7.500 to 7.999	31	3,495,010	3.10	112,742	607	81.53
8.000 to 8.499	3	228,787	0.20	76,262	586	83.36
8.500 to 8.999	1	99,279	0.09	99,279	583	85.00
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

Maximum Mortgage Rates of the Silent Second Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	64	$7,940,497	7.04%	$124,070	644	80.89%
11.000 to 11.999	14	2,588,184	2.30	184,870	642	80.00
12.000 to 12.999	167	29,634,661	26.29	177,453	635	79.99
13.000 to 13.999	306	48,345,988	42.88	157,993	621	79.53
14.000 to 14.999	157	21,321,595	18.91	135,806	622	79.43
15.000 to 15.999	24	2,636,774	2.34	109,866	601	82.70
16.000 to 16.999	3	272,554	0.24	90,851	596	85.79
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

9

Computational Materials for

RASC Series 2005-KS9 Trust

Minimum Mortgage Rates of the Silent Second Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Minimum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	64	$7,940,497	7.04%	$124,070	644	80.89%
4.000 to 4.999	14	2,404,113	2.13	171,722	655	80.00
5.000 to 5.999	120	22,457,069	19.92	187,142	636	79.49
6.000 to 6.999	261	42,264,373	37.49	161,932	625	79.43
7.000 to 7.999	204	29,286,615	25.98	143,562	620	80.10
8.000 to 8.999	69	8,188,669	7.26	118,676	611	80.66
9.000 to 9.999	2	122,000	0.11	61,000	570	76.48
10.000 to 10.999	1	76,917	0.07	76,917	569	90.00
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

Next Interest Rate Adjustment Date of the Silent Second Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
Fixed	64	$7,940,497	7.04%	$124,070	644	80.89%
March 2007	1	493,903	0.44	493,903	582	80.00
April 2007	2	280,734	0.25	140,367	669	80.00
May 2007	8	1,269,790	1.13	158,724	645	81.12
June 2007	56	8,924,470	7.92	159,366	627	80.15
July 2007	347	55,443,387	49.18	159,779	626	79.47
August 2007	139	19,853,840	17.61	142,833	618	80.09
September 2007	58	9,157,949	8.12	157,896	625	80.25
May 2008	1	99,279	0.09	99,279	583	85.00
June 2008	5	859,736	0.76	171,947	656	80.00
July 2008	39	6,275,250	5.57	160,904	633	80.07
August 2008	8	1,010,670	0.90	126,334	627	80.71
September 2008	7	1,130,750	1.00	161,536	625	74.68
Total	735	$112,740,253	100.00%	$153,388	626	79.82%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

10

Computational Materials for

RASC Series 2005-KS9 Trust

Back End Debt to Income Ratio

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Back End	Number of	Principal	Principal	Principal	Credit	Original
Debt to Income Ratio	Loans	Balance	Balance	Balance	Score	LTV
N/A*	2	$331,800	0.29%	$165,900	599	57.27%
Less than 20	12	2,465,202	2.19	205,434	622	81.36
21 - 25	22	3,447,425	3.06	156,701	639	80.58
26 - 30	39	5,651,263	5.01	144,904	629	80.07
31 - 35	66	8,575,061	7.61	129,925	616	80.17
36 - 40	110	16,704,149	14.82	151,856	626	78.69
41 - 45	230	35,714,146	31.68	155,279	631	80.06
46 - 50	202	31,643,849	28.07	156,653	623	80.10
51 - 55	52	8,207,357	7.28	157,834	624	79.66
Total:	735	$112,740,253	100.00%	$153,388	626	79.82%

(1) Loans are generally originated under the “Streamline Refi” or “Limited Doc” programs.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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